Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of July 18, 2023 is made by and among FREEDOMROADS, LLC, a Minnesota limited liability company (the “Company”), each of the Subsidiaries of the Company party hereto as borrowers (together with the Company, collectively, the “Borrowers”, and each individually, a “Borrower”), FREEDOMROADS INTERMEDIATE HOLDCO, LLC, a Minnesota limited liability company (“FRI”), and each of the Subsidiaries of the Company party hereto as guarantors (collectively, the “Subsidiary Guarantors”, and together with FRI, collectively, the “Guarantors”, and each individually, a “Guarantor”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Eighth Amended and Restated Credit Agreement dated as of September 30, 2021 (as previously amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers various credit facilities (capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement);

WHEREAS, the Company has requested that the Floor Plan Lenders party hereto increase their respective Floor Plan Commitments by an aggregate amount of $150,000,000 (the “2023 Floor Plan Increase”);

WHEREAS, the Loan Parties have advised the Administrative Agent and the Lenders that CWRV Finance Chelsea, LLC, a Minnesota limited liability company (“CWRV Chelsea”) and a wholly owned Subsidiary of Burnside RV Centers, LLC, was formed on November 8, 2021, and the Loan Parties failed to deliver the agreements, instruments and documents required by Section 6.15 of the Credit Agreement with respect to the formation of CWRV Chelsea within the timeframes required therein (the “CWRV Chelsea Joinder Requirement”); and

WHEREAS, the Borrowers and the Guarantors have requested the Administrative Agent and the Lenders agree to (i) amend certain provisions of the Credit Agreement, and (ii) waive any Default or Event of Default resulting from the failure to comply with the CWRV Chelsea Joinder Requirement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment and waivers on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)            Amendments to Section 1.02.

(i)            Section 1.02 of the Credit Agreement (Defined Terms) is amended by adding the following new defined terms in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Eighth Amended and Restated Credit Agreement dated as of July 18, 2023 among the Company, the other Borrowers parties thereto, the Guarantors parties thereto, the Administrative Agent and the Lenders parties thereto.

“First Amendment Effective Date” means July 18, 2023.

(b)            Amendments to Article I.

(i)            Article I of the Credit Agreement (Definitions and Accounting Terms) is amended by adding the following sentence at the end of Section 1.06:

The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

(ii)            Article I of the Credit Agreement (Definitions and Accounting Terms) is amended by adding the following new Section 1.08:

1.08            Amendment; Allocations.

(a)            The parties acknowledge that on the First Amendment Effective Date, immediately prior to the effectiveness of the First Amendment, the Floor Plan Commitment of each Lender and the Applicable Percentage of each Lender with respect to the Floor Plan Facility were as set forth on Exhibit 1 attached to the First Amendment.

(b)            The Lenders agree to change their respective Floor Plan Commitments on the First Amendment Effective Date, so that as of the First Amendment Effective Date (upon the effectiveness of the First Amendment), the Floor Plan Commitment of each applicable Lender and Applicable Percentage of each applicable Lender with respect to the Floor Plan Facility shall be as set forth on Part II of Schedule 1.01-B (as amended by the First Amendment) attached hereto. The portion of the Floor Plan Loans outstanding on the First Amendment Effective Date shall be reallocated in accordance with such Applicable Percentages and the requisite assignments shall be deemed to be made in such amounts by and between the applicable Lenders, and from each applicable Lender to each other applicable Lender, under the Floor Plan Facility, with the same force and effect as if such assignments were evidenced by applicable assignments and assumptions under this Agreement but without the payment of any related assignment fee or pro rata assignment requirement in Section 10.06(b)(ii) and (iv), and no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived). On the First Amendment Effective Date, the applicable Lenders shall make full cash settlement with one another, in each case through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Floor Plan Commitments, such that after giving effect to such settlements, each Lender’s Applicable Percentage of the Floor Plan Facility shall be as set forth on Part II of Schedule 1.01-B (as amended by the First Amendment).

(c)            Amendment to Section 2.02(a). Clause (a) of Section 2.02 of the Credit Agreement (Floor Plan Credit Facility; The Floor Plan Loans and Commitments) is amended by replacing “20%” in clause (i) of the second sentence thereof with “30%”.

(d)            Amendment to Section 2.22(a). Clause (a) of Section 2.22 of the Credit Agreement (Increase in Floor Plan Commitments; Request for Increase) is amended by amending and restating the proviso in the first sentence thereof as follows:

provided that (A) the aggregate amount of all such Floor Plan Increases made after the First Amendment Effective Date shall not exceed $300,000,000, (B) any such request for an increase shall be in a minimum aggregate amount of $50,000,000, and (C) the Company may make a maximum of three (3) such requests after the First Amendment Effective Date.

(e)            Amendment to Section 3.03(b). Clause (b) of Section 3.03 of the Credit Agreement (Inability to Determine Rates) is amended by deleting the following language from the first sentence of the paragraph commencing with “Notwithstanding anything to the contrary herein”:

“which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated”.

(f)            Amendments to Section 6.01(a) and (b).

(i)            Clauses (a)(ii), (iii) and (v) of Section 6.01 of the Credit Agreement (Financial and Business Information; Monthly Deliveries) are amended by adding the following after each instance of “no later than the last Business Day of the month following the end of each monthly period” therein:

(other than in the case of the months of March, June and September, which applicable documents shall be delivered no later than forty-five (45) days following the end of each such monthly period)

(g)            Clause (b) of Section 6.01 of the Credit Agreement (Financial and Business Information; Quarterly Cash Flow Statements) is amended by adding the following after “March, June and September”

(and within the timeframes required for such monthly statements as of the First Amendment Effective Date)

(h)            Amendment to Schedule 1.01-B. Part II of Schedule 1.01-B of the Credit Agreement (Effective Date Commitments and Applicable Percentages) is deleted in its entirety and replaced with Part II of Schedule 1.01-B attached to this Agreement.

2.            Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement set forth herein shall become effective at the time (the “First Amendment Effective Date”) when each of the following conditions has been satisfied:

(a)            The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (i.e., “.pdf” or “tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party to the extent that a Loan Party is a party thereto, each dated the First Amendment Effective Date (or, in the case of certificates of governmental officials and UCC search results, a recent date before the First Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party to this Amendment;

(i)            such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;

(ii)            such documents and certifications as the Administrative Agent may reasonably require to evidence that, except as set forth on Schedule 2 hereto, each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iii)            UCC search results showing only acceptable liens (or arrangements reasonably satisfactory to the Administrative Agent shall have been made to remove any unacceptable liens promptly after the First Amendment Effective Date);

(iv)            favorable opinions of Kaplan, Strangis & Kaplan, P.A. to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(v)            a certificate signed by a Responsible Officer of each Loan Party certifying (A) that the conditions specified in this Section 2 have been satisfied, (B) that there has been no event or circumstance since December 31, 2022 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) as to the absence of any action, suit, investigation or proceeding pending, or to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect, and (D) that before and after giving effect to the 2023 Floor Plan Increase and any Loans made in connection therewith, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this clause (1), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to each of (x) the most recent annual financial statements furnished pursuant to Section 6.01(c) or (d) of the Credit Agreement, (y) the most recent monthly financial statements for March, June and September furnished pursuant to Section 6.01(a) of the Credit Agreement and (z) the most recent quarterly statements furnished pursuant to Section 6.01(b) of the Credit Agreement, and (2) no Default (other than with respect to the CWRV Chelsea Joinder Requirement immediately prior to giving effect to this Agreement) exists immediately prior to or after giving effect to the 2023 Floor Plan Increase;

(vi)            a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Agreement and any other Loan Documents to which it is a party executed in connection herewith, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vii)            a duly completed pro forma Compliance and Borrowing Base Certificate dated as of the First Amendment Effective Date signed by a Responsible Officer of the Company demonstrating a Consolidated Current Ratio of not less than 1.180 to 1.00 and a Fixed Charge Coverage Ratio of not less than 1.250 to 1.00, in each case, as of the most recent month for which the Company has delivered or is required to deliver a Compliance and Borrowing Base Certificate pursuant to Section 6.02(a) of the Credit Agreement prior to the First Amendment Effective Date, in each case after giving effect to the 2023 Floor Plan Increase and any other Floor Plan Increase incurred at any time after such period of determination (and any Acquisitions permitted by Section 7.04(c) of the Credit Agreement and financed through the incurrence of the 2023 Floor Plan Increase or such other Floor Plan Increases);

(viii)            a certificate signed by the chief executive officer, president, chief financial officer, chief administrative officer, chief operating officer or chief accounting officer of the Company and FRI, certifying that the Company, individually, is Solvent and the Loan Parties taken as a whole are Solvent, in each case after giving effect to this Agreement and the other Loan Documents and the Debt pursuant hereto and thereto;

(ix)            (A) evidence satisfactory to the Administrative Agent that insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, including endorsements naming the Administrative Agent (on behalf of the Secured Parties) as an additional insured or lender’s loss payee, as the case may be, on all insurance policies, and (B) authorization to share insurance information;

(x)            an affidavit of out-of-state execution and delivery from the Loan Parties; and

(xi)            such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b)            There shall not have occurred a Material Adverse Effect since December 31, 2022;

(c)            (i) Upon the reasonable request of any Lender made at least ten (10) days prior to the First Amendment Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, in each case at least five (5) days prior to the First Amendment Effective Date and (ii) at least five (5) days prior to the First Amendment Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to the Administrative Agent and each Lender a Beneficial Ownership Certification in relation to such Loan Party; and

(d)            all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

3.            Waiver. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein, the Administrative Agent and each of the Lenders party hereto hereby waive any Default or Event of Default resulting from the failure to comply with CWRV Chelsea Joinder Requirement. The waiver set forth in this Section 3 is limited as specifically set forth above and nothing in this Agreement is intended or shall be construed to be a waiver by the Administrative Agent or any other Lender of (a) any other Default or Event of Default which may currently exist or hereafter occur or (b) any other term, covenant or provision under the Credit Agreement or any other Loan Document. Except to the extent specifically set forth above, no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be waived or affected hereby.

4.            Post-Closing Covenants. The Loan Parties hereby agree to, within thirty (30) days of the First Amendment Effective Date (or such later date approved by the Administrative Agent in its sole discretion): (i) deliver each of the agreements, instruments and documents required by, and shall otherwise have complied with the provisions of, Section 6.15 of the Credit Agreement with respect to the formation of CWRV Chelsea and (ii) take any and all action required in order to cause any Loan Party identified on Schedule 2 hereto to be in good standing and qualified to engage in business in each jurisdiction identified on Schedule 2 hereto with respect to such Loan Party. Failure to timely satisfy all or a portion of the covenants set forth in this Section 4 shall constitute an immediate Event of Default.

5.            Consent of the Guarantors; Reaffirmation of Loan Documents. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms. Each Borrower and each Guarantor further reaffirms, ratifies and confirms its respective obligations under each Loan Document to which such Borrower or Guarantor is a party, and agrees that each Loan Document shall remain extant and in full force and effect following the execution and delivery of this Agreement, provided that the Credit Agreement shall be amended as set forth herein. Without limiting the generality of the foregoing, each Borrower and each Guarantor reaffirms:

(a)            its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and

(b)            its obligations as a pledgor under the Pledge Agreement, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests (as defined in the Pledge Agreement) and other property constituting Collateral (as defined in the Pledge Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement).

6.            Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)            The representations and warranties made by each Obligated Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Obligated Party is a party are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this clause (a), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to each of (x) the most recent annual statements furnished pursuant to Section 6.01(c) or (d) of the Credit Agreement, (y) the most recent monthly statements for March, June or September furnished pursuant to Section 6.01(a) of the Credit Agreement, and (z) the most recent quarterly statements furnished pursuant to Section 6.01(b) of the Credit Agreement;

(b)            Since December 31, 2022, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)            The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)            This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(e)            No Default (other than with respect to the CWRV Chelsea Joinder Requirement immediately prior to giving effect to this Agreement) exists immediately prior to or after giving effect to the Floor Plan Increase; and

(f)            As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

7.            Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8.            Full Force and Effect of Agreement. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. All Loan Documents (other than the Credit Agreement) are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “.pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

10.            Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

11.            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT ENTERED INTO IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.            Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

13.            References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as previously amended, as amended hereby and as further amended, supplemented, restated or amended and restated from time to time in accordance with the terms thereof.

14.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

15.            Release. In consideration of the agreements of Administrative Agent and each Lender contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, each Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FREEDOMROADS, LLC

By:	/s/ Brent L. Moody
Name: Brent Moody
Title: President

American RV Centers, LLC
Arizona RV Centers, LLC
Atlantic RV Centers, LLC
B & B RV, Inc.
Blaine Jensen RV Centers, LLC
Bodily RV, Inc.
Burnside RV Centers, LLC
Camping Time RV Centers, LLC
Camping World Leasing Company, LLC
Camping World RV Sales, LLC
Cullum & Maxey Camping Center, Inc.
Dusty’s Camper World, LLC
Emerald Coast RV Center, LLC
Foley RV Center, LLC
FreedomRoads Operations Company, LLC
FreedomRoads RV, Inc.
Gary’s RV Centers, LLC
Holiday Kamper Company of Columbia, LLC
K&C RV Centers, LLC
Meyer’s RV Centers, LLC
Northwest RV Centers, LLC
Olinger RV Centers, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

BORROWERS, continued:

RV World, LLC
Shipp’s RV Centers, LLC
Sirpilla RV Centers, LLC
Southwest RV Centers, LLC
Stier’s RV Centers, LLC
Stout’s RV Center, LLC
Tom Johnson Camping Center, Inc.
Tom Johnson Camping Center Charlotte, Inc.
Wheeler RV Las Vegas, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

GUARANTORS:

FREEDOMROADS INTERMEDIATE HOLDCO, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
B & B RV, INC.
BLAINE JENSEN RV CENTERS, LLC
BODILY RV II, INC.
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

GUARANTORS, continued:

CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
CWRV BIRCH RUN BROKERS, LLC
CWRV BIRCH RUN FINANCE, LLC
CWRV BROKER ESCANABA, LLC
CWRV BROKER ISHPEMING, LLC
CWRV BROKERS, LLC
CWRV BROKERS BELLEVILLE, LLC
CWRV FINANCE, LLC
CWRV FINANCE BELLEVILLE, LLC
CWRV FINANCE ESCANABA, LLC
CWRV FINANCE ISHPEMING, LLC
CWRV QUINCY BROKERS, LLC
CWRV QUINCY FINANCE, LLC
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC
F2 CREATIVE, LLC
FOLEY RV CENTER, LLC
FREEDOMCARE INSURANCE SERVICES, LLC
FREEDOMROADS FINANCE COMPANY, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS PROPERTY COMPANY, LLC
FREEDOMROADS RV, INC.
FRI, LLC
GARY’S RV CENTERS, LLC
HART CITY RV CENTER, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC
MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

GUARANTORS, continued:

OLINGER RV CENTERS, LLC
RV WORLD, LLC
SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC
TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER CHARLOTTE, INC.
VENTURE OUT RV CENTERS, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent L. Moody
Name: Brent L. Moody
Title: President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Curt McGowan
Name: Curt McGowan
Title: Sr. Vice President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Adam Sigman
Name: Adam Sigman
Title: Executive Director

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

MANUFACTURERS & TRADERS TRUST COMPANY, as a Lender

By:	/s/ Matthew Fahey
Name: Matthew Fahey
Title: Sr. Vice President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Joel Dixon
Name: Joel Dixon
Title: Director

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Scott
Name: Andrew Scott
Title: Senior Vice President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as a Lender

By:	/s/ Thomas M. Adamski
Name: Thomas M. Adamski
Title: Managing Director

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:	/s/ Mark C. Mazmanian
Name: Mark C. Mazmanian
Title: First Senior Vice President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Michael Hall
Name: Michael Hall
Title: Senior Vice President

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page